UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

MaxCyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40674	52-2210438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9713 Key West Avenue, Suite 400

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 944-1700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MXCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of MaxCyte, Inc. (the “Company”) approved an amendment and restatement of the MaxCyte, Inc. 2022 Equity Incentive Plan (the “Amended 2022 Plan”) on April 19, 2023 and submitted the Amended 2022 Plan for stockholder approval at the 2023 Annual Meeting of Stockholders of the Company on June 22, 2023 (the “Annual Meeting”). As described in Item 5.07 below, the Company’s stockholders approved the Amended 2022 Plan at the Annual Meeting, including the reservation of shares of the Company’s common stock for issuance thereunder.

A summary of the Amended 2022 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”).

The description of the terms of the Amended 2022 Plan contained herein and in the Proxy Statement is qualified in its entirety by the text of the Amended 2022 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2023, the Company held the Annual Meeting. The stockholders considered three proposals, each of which is described in more detail in the Proxy Statement. Of the 103,050,899 shares outstanding as of the record date, 83,229,474 shares, or 80.76%, were present or represented by proxy at the Annual Meeting.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1:  Election of three nominees to serve as directors until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Art Mandell	43,059,349	33,657,223
Stanley C. Erck	45,186,194	31,530,378
Patrick J. Balthrop	76,115,643	600,929

Broker Non-Votes: 6,512,902

All nominees were elected.

Proposal No. 2:  Approval of the Amended 2022 Plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of an amendment and restatement of the 2022 Equity Incentive Plan	67,398,179	9,101,146	217,247

Broker Non-Votes: 6,512,902

Proposal No. 3:  Ratification of the appointment of CohnReznick LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of CohnReznick LLP	83,086,872	5,981	136,621

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

10.1	Amendment and Restatement of the MaxCyte, Inc. 2022 Equity Incentive Plan.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxCyte, Inc.

Dated: June 23, 2023	By:	/s/ Doug Doerfler
Doug Doerfler
President and Chief Executive Officer